Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Arbutus Biopharma Corporation (the “Company”) on Form 10-K for the year ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lindsay Androski, Chief Executive Officer of the Company, certify that to the best of my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Date: March 23, 2026

/s/ Lindsay Androski
Name:	Lindsay Androski
Title:	Chief Executive Officer
(Principal Executive Officer)